UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2026
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The Goodyear Tire & Rubber Company
(Exact name of registrant as specified in its charter)
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Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Innovation Way Akron, Ohio 44316-0001
(Address of principal executive offices and zip code)
(330) 796-2121
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2026, Margaret V. Snyder, Vice President and Controller of The Goodyear Tire & Rubber Company (the “Company”), announced her resignation, effective October 16, 2026, to pursue another opportunity, and that her departure is not related to the Company’s financial or operating results or to any disagreements with the Company regarding the Company’s financial, operational, accounting or reporting policies or practices.

The Company has named Stephen F. Shamrock as its Vice President and Controller, effective October 16, 2026, in accordance with its established succession plan. Mr. Shamrock will serve as the Company’s principal accounting officer.

Mr. Shamrock, 54, rejoined the Company on September 24, 2025 as Vice President and Assistant Controller, having previously worked in the Company’s Finance Department from April 2004 to September 2014. Prior to rejoining the Company, Mr. Shamrock was Vice President and Corporate Controller, Interim Chief Financial Officer and Chief Accounting Officer of Nordson Corporation, a global leader in precision manufacturing, from March 2022 to July 2025; Vice President Finance and Chief Financial Officer and Treasurer of Wyandot Snacks, a privately held snack food company, from April 2021 to March 2022; and Vice President, Corporate Controller and Investor Relations and Interim Chief Financial Officer of Materion Corporation, a global leader in advanced materials solutions, from September 2014 to April 2021.

The Company anticipates reviewing Mr. Shamrock’s compensation in October 2026.

Mr. Shamrock is not an “executive officer” of the Company as defined by Rule 3b-7 under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: October 1, 2026	By:	/s/ Daniel T. Young
	Name:	Daniel T. Young
	Title:	Secretary